AMENDED AND RESTATED BY-LAWS of NOMURA PARTNERS FUNDS, INC.(a Maryland Corporation) is incorporated by reference to Exhibit (b)(2) of Post-Effective Amendment No. 36 to the Registration Statement as filed with the SEC on December 23, 2008 (SEC Accession No. 0001193125-08-259599).